UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2024

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed, on December 22, 2023, Lions Gate Entertainment Corp., a British Columbia corporation (the “Company” or “Lionsgate”), entered into a business combination agreement (the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Proposed Transactions”) with Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), SEAC II Corp., a Cayman Islands exempted company and a wholly owned subsidiary of SEAC (“New SEAC” or “Pubco”), SEAC MergerCo, a Cayman Islands exempted company and a wholly owned subsidiary of New SEAC (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly owned subsidiary of SEAC (“New BC Sub”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Lionsgate (“Studio HoldCo”) and LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo” and, together with Lionsgate, SEAC, New SEAC, MergerCo, New BC Sub, SEAC and Studio HoldCo, the “BCA Parties”).

On April 11, 2024, the BCA Parties entered into an amendment to the Business Combination Agreement (“Amendment No. 1”), pursuant to which the Business Combination Agreement was amended to, among other things:

(i)	upsize the PIPE Investment Amount (as defined below) from $175,000,000 to $225,000,000;

(ii)

increase the amount of aggregate transaction proceeds required to consummate the Business Combination to be no greater than $409,500,000 and no less than $350,000,000 (with at least $125,000,000 in the Trust Account (as defined in the Business Combination Agreement), subject to adjustment), from the prior requirement of $350,000,000 in aggregate transaction proceeds; and

(iii)

based on the net cash in SEAC’s trust account following the extension meeting held by SEAC on April 9, 2024, remove the provisions requiring cash to potentially be paid to non-redeeming public shareholders of SEAC (“SEAC Public Shareholders”) as part of the merger consideration for their SEAC Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), which requirement had been intended to limit dilution of Lionsgate’s ownership in the combined company, and instead provide that SEAC Public Shareholders who do not redeem their Class A ordinary shares at SEAC’s extraordinary general meeting of shareholders to approve the Proposed Transaction will receive only common shares of Pubco (“Pubco Common Shares”) in exchange for their Class A Ordinary Shares on a one-for-one basis.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1.

Subscription Agreement

As previously disclosed, concurrently with the execution of the Business Combination Agreement, SEAC, New SEAC and Lionsgate entered into subscription agreements with certain institutional and accredited investors (the “PIPE Investors” and the subscription agreements, the “Initial Subscription Agreements”) pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco an aggregate of approximately 18,172,378 Pubco Common Shares at a purchase price of $9.63 per share, for an aggregate cash amount of $175,000,000 (such aggregate cash amount, the “PIPE Investment Amount,” and such transactions, the “PIPE Investment”).

On April 11, 2024, Lionsgate, SEAC and New SEAC entered into an additional Subscription Agreement (the “Additional Subscription Agreement”), pursuant to which an additional PIPE Investor agreed to purchase from Pubco an aggregate of approximately 4,918,839 Pubco Common Shares at a purchase price of $10.165 per share, for an aggregate cash amount of $50,000,000. The Additional Subscription Agreement is in substantially similar form as the Initial Subscription Agreement.

The foregoing description of the Additional Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Initial Subscription Agreement, a copy of which is filed with this Current Report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

†2.1	Amendment No. 1 to Business Combination Agreement, dated as of April 11, 2024, by and among Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, Lions Gate Entertainment Corp., LG Sirius Holdings ULC and LG Orion Holdings ULC.

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the SEC on December 26, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

Additional Information and Where to Find It

In connection with the proposed Business Combination among the BCA Parties, New SEAC has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended, the “Registration Statement”), which includes both a preliminary proxy statement of SEAC and a preliminary prospectus of Pubco relating to the shares to be issued in connection with the Proposed Transactions, and after the Registration Statement is declared effective, SEAC will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the extraordinary general meetings of SEAC’s shareholders and public warrant holders, as applicable (the “SEAC Business Combination Meetings”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, and the definitive proxy statement, when available, contains and will contain important information about the Proposed Transactions and the other matters to be voted upon at SEAC Business Combination Meetings. This communication does not contain all the information that should be considered concerning the Proposed Transactions and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SEAC, Pubco and Lionsgate may also file other documents with the SEC regarding the Proposed Transactions. SEAC’s shareholders, public warrant holders and other interested persons are advised to read, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and when available, the definitive proxy statement/prospectus, and other documents filed in connection with the Proposed Transactions, as these materials will contain important information about SEAC, Pubco, MergerCo, New BC Sub, Lionsgate, Studio HoldCo, StudioCo, and the Proposed Transactions.

SEAC’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by SEAC, Pubco and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

SEAC, Lionsgate, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of SEAC shareholders and public warrant holders in connection with the Proposed Transactions. More detailed information regarding the directors and officers of SEAC, and a description of their interests in SEAC, is contained in the Registration Statement, and is available free of charge at the SEC’s website at www.sec.gov. Additionally, information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SEAC’s shareholders and public warrant holders in connection with the Proposed Transactions and other matters to be voted upon at the SEAC Business Combination Meetings are set forth in the Registration Statement and will be included in the definitive proxy statement when available.

Forward-Looking Statements

This Current Report contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the SEAC or Lionsgate’s ability to effectuate the Proposed Transactions; the benefits of the Proposed Transactions; the future financial performance of Pubco (which will be the go-forward public company following the completion of the Proposed Transactions) following the Proposed Transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing SEAC, Lionsgate or New SEAC’s views as of any subsequent date, and none of SEAC, Lionsgate or New SEAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New SEAC or SEAC gives any assurance that either New SEAC or SEAC will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New SEAC’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Proposed Transactions by SEAC’s business combination deadline, and the potential failure to obtain an extension of the business combination deadline if further sought by SEAC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Proposed Transactions; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New SEAC, SEAC, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the Proposed Transactions; (iv) the inability to complete the Proposed Transactions due to the failure to obtain approval of SEAC’s shareholders or SEAC’s public warrant holders; (v) Lionsgate’s and New SEAC’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Proposed Transactions; (vi) the ability of the parties to obtain the listing of Pubco’s securities on a national securities exchange upon the date of closing of the Proposed Transactions; (vii) the risk that the Proposed Transactions disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the Proposed Transactions; (ix) unexpected costs related to the Proposed Transactions; (x) the amount of redemptions by SEAC’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Proposed Transactions; (xii) limited liquidity and trading of Pubco’s securities following completion of the Proposed Transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiv) the possibility that Lionsgate or SEAC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the Proposed Transactions is substantially delayed or does not occur; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of SEAC, New SEAC and Lionsgate with the SEC.

No Offer or Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2024

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

Exhibit 2.1

EXECUTION VERSION

AMENDMENT NO. 1 TO THE BUSINESS COMBINATION AGREEMENT, dated as of April 11, 2024 (“Amendment No. 1”), by and among Screaming Eagle Acquisition Corp., a Cayman Islands exempted company, SEAC II Corp., a Cayman Islands exempted company, SEAC MergerCo, a Cayman Islands exempted company, 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company, Lions Gate Entertainment Corp., a British Columbia corporation, LG Sirius Holdings ULC, a British Columbia unlimited liability company and LG Orion Holdings ULC, a British Columbia unlimited liability company (collectively, the “Parties”). Capitalized terms not defined herein shall have the meaning given to them in the Business Combination Agreement (as defined below).

WHEREAS, the Parties entered into that certain Business Combination Agreement dated as of December 22, 2023 (the “Business Combination Agreement”);

WHEREAS, Section 9.14 of the Business Combination Agreement provides that the Business Combination Agreement may not be amended except by an instrument in writing signed by each of the Parties; and

WHEREAS, the Parties desire to amend certain provisions of the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1.	Amendments to the Business Combination Agreement.

a.	The fifth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, contemporaneously with the execution of this Agreement or otherwise prior to the Closing, certain investors (the “PIPE Investors”) have entered into subscription agreements in substantially the form and on the terms attached hereto as Exhibit A (collectively, the “Subscription Agreements”), pursuant to which, as of April 11, 2024, such investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase, immediately following the StudioCo Amalgamation, PubCo Common Shares for an aggregate cash amount of $225,000,000 (such aggregate cash amount, the “PIPE Investment Amount,” and such transactions, the “PIPE Investment”);

b.	The ninth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, prior to the Closing, subject to the terms and conditions of this Agreement, SEAC and certain SEAC Shareholders who are not PIPE Investors or Discounted Non-Redemption Investors (the “Non-Redemption Shareholders”) may enter into one or more non-redemption agreements in the form reasonably acceptable to SEAC and LG Parent (the “Non-Redemption Agreements”), pursuant to which, among other things, such Non-Redemption Shareholders will agree not to redeem or transfer all or a portion of their respective SEAC Class A Ordinary Shares (such shares subject to the Non-Redemption Agreements and that are not redeemed or transferred by the applicable Non-Redemption Shareholder prior to the SEAC Merger Effective Time, the “Non-Redemption Agreement Shares”);

c.	The twelfth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately prior to the Class B Conversion and subject

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to the terms and conditions of this Agreement, (i) each then issued and outstanding SEAC Class B Ordinary Share (and each then issued and outstanding SEAC Class A Ordinary Share that was formerly a SEAC Class B Ordinary Share, if any (the “Former SEAC Founder Shares”)) held by the Sponsor, or any of its Affiliates or permitted transferees under the Sponsor Support Agreement, in excess of 1,800,000 SEAC Class B Ordinary Shares (such 1,800,000 number calculated by including Former SEAC Founder Shares (if any)), and excluding, for the avoidance of doubt, 210,000 SEAC Class B Ordinary Shares currently held by the Sponsor that it expects to transfer to SEAC’s independent directors and certain SEAC officers and advisors prior to the Closing, shall be repurchased by SEAC for an aggregate price consisting of (A) $1.00 and (B) the SEAC Sponsor Options (the “Sponsor Repurchase”) pursuant to a repurchase agreement substantially in the form attached hereto as Exhibit G; and (ii) the Sponsor shall receive the SEAC Sponsor Options, and SEAC and Sponsor shall enter into the Sponsor Option Agreement, in each case upon and subject to the other terms and conditions set forth in this Agreement and in accordance with the provisions of applicable Law;

d.	The thirteenth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Sponsor Repurchase and prior to the SEAC Merger and subject to the terms and conditions of this Agreement, 2,010,000 of the SEAC Class B Ordinary Shares (such 2,010,000 number calculated by including Former SEAC Founder Shares (if any)) then issued and outstanding shall automatically convert, on a one-for-one basis, into a SEAC Class A Ordinary Share, pursuant to the SEAC Articles, and any SEAC Class B Ordinary Shares and Former SEAC Founder Shares that collectively exceed 2,010,000 and that remain (if any) shall be surrendered and canceled for no consideration pursuant to a surrender letter (the “Class B Conversion”);

e.	The fifteenth paragraph in the recitals to the Business Combination Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, subject to the terms and conditions of this Agreement, (i) in connection with the SEAC Merger, each then issued and outstanding Class A ordinary share in the authorized share capital of SEAC (the “SEAC Class A Ordinary Shares”) (including those resulting from the Unit Separation and the Class B Conversion) shall be exchanged for one (1) Class A ordinary share in the authorized share capital of New SEAC (the “New SEAC Class A Ordinary Shares”), (ii) as of the SEAC Merger Effective Time, the memorandum and articles of association of New SEAC will be the memorandum and articles of association in the form reasonably acceptable to SEAC and LG Parent (the “New SEAC Articles”), (iii) as of the SEAC Merger Effective Time, the officers and directors of SEAC shall become the officers and directors of New SEAC, in each case upon and subject to the other terms and conditions set forth in this Agreement and in accordance with the provisions of applicable Law, and (iv) as of the SEAC Merger Effective Time, each SEAC Sponsor Option that is issued and outstanding immediately prior to the SEAC Merger Effective Time will convert automatically, on a one-for-one basis, into an option to purchase New SEAC Class A Ordinary Shares (the “New SEAC (Cayman) Sponsor Option”);

f.

Section 1.01 of the Business Combination Agreement is hereby amended by deleting the definitions of “Discounted Non-Redemption Proceeds”, “Maximum Remaining Trust Capacity”, “Unredeemed Cash in Trust” and “Unredeemed Shares”, and amending and restating the definitions of “Deferred Underwriting Fees” and “SEAC Shareholder Consideration” in its entirety as follows:

“Deferred Underwriting Fees” means (A) the lower of (i) 3.5% multiplied by the Minimum Trust Proceeds and (ii) the amount of deferred underwriting fees held in the Trust Account and payable to the underwriters of SEAC’s initial public offering upon consummation of the Transactions in

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accordance with the terms of the Underwriting Agreement, dated as of January 5, 2022, by and between SEAC and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives for the underwriters named therein, or (B) as otherwise agreed between SEAC, on the one hand, and Citigroup Global Markets Inc. or Goldman Sachs & Co. LLC, respectively, on the other hand, with LG Parent’s prior written consent for any such agreements entered into after April 11, 2024.

“SEAC Shareholder Consideration” means the aggregate PubCo Common Shares to be issued in exchange for SEAC Amalco Common Shares pursuant to the StudioCo Amalgamation and in accordance with the Plan of Arrangement (which PubCo Common Shares, for the avoidance of doubt, will include the SEAC Merger Consideration as converted into or exchanged for PubCo Common Shares in accordance with the terms of this Agreement).

g.	Section 2.08(g)(ii) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(ii) On the terms and subject to the conditions set forth in this Agreement, one (1) Business Day prior to the Closing Date (which shall also be the calendar day immediately prior to the Closing Date), immediately following the Sponsor Repurchase and prior to the SEAC Merger, pursuant to the SEAC Organizational Documents and without any action on the part of any Party or any other Person, 2,010,000 SEAC Class B Ordinary Shares (other than the SEAC Class B Ordinary Shares cancelled and extinguished pursuant to Section 2.08(g)(i), and such 2,010,000 number calculated by including Former SEAC Founder Shares (if any)) shall each automatically convert into one (1) SEAC Class A Ordinary Share, and any SEAC Class B Ordinary Shares and Former SEAC Founder Shares that collectively exceed 2,010,000 and that remain (if any) shall be cancelled and extinguished in accordance with the SEAC Organizational Documents in the Class B Conversion.

h.	Section 2.08(h)(viii) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(viii) At the SEAC Merger Effective Time, by virtue of the SEAC Merger and without any action on the part of any Party or any other Person:

(1)

each SEAC Class A Ordinary Share issued and outstanding immediately prior to the SEAC Merger Effective Time (including those resulting from the Unit Separation, the Class B Conversion and the New Issuances) shall be automatically cancelled and extinguished and converted into the right to receive one New SEAC Class A Ordinary Share (collectively, the “SEAC Merger Consideration”); and

(2)

each SEAC Ordinary Share held immediately prior to the SEAC Merger Effective Time by SEAC as a treasury share shall be automatically cancelled and extinguished, and no consideration shall be paid with respect thereto.

i.	Section 2.08(h)(ix) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(ix) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document:

(1)

the Parties acknowledge and agree that the number of PubCo Common Shares to be issued to Studio HoldCo in the LG Parent Issuance shall (A) equal or exceed eighty-two and one half of a percent (82.5%) of the number of PubCo Common Shares issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors), (B) possess at least eighty-two and one half of a percent (82.5%) of the total combined voting power of all classes of stock entitled to vote (including securities

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treated as voting stock for U.S. federal income tax purposes) of PubCo issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors) and (C) equal or exceed eighty-two and one half of a percent (82.5%) of the total number of shares of all other capital stock (if applicable, of each class of stock) (including any securities treated as stock for U.S. federal income tax purposes) of PubCo issued and outstanding immediately after the StudioCo Amalgamation (including all PubCo Common Shares underlying the PubCo Sponsor Option, whether or not exercisable, and all PubCo Common Shares issued to PIPE Investors or Discounted Non-Redemption Investors) (clauses (A), (B) and (C), the “LG Parent Minimum Requirement”).

j.	Section 2.09(a) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(a) Prior to the SEAC Merger Effective Time, StudioCo shall appoint Continental Stock Transfer & Trust Company (or such other exchange and paying agent reasonably acceptable to SEAC) (the “Exchange Agent”), for the purpose of delivering to each SEAC Shareholder his, her or its portion of the SEAC Shareholder Consideration in respect of his, her or its SEAC Class A Ordinary Shares and SEAC Amalco Common Shares, as applicable. Upon the StudioCo Amalgamation Effective Time, PubCo shall issue the number of shares of PubCo Common Shares (as uncertificated shares pursuant to the BC Act) issuable in connection with the SEAC Shareholder Consideration (such shares, collectively, the “Exchange Fund”).

k.	Section 2.09(d) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(d) All securities issued upon the exchange of any SEAC Ordinary Shares in the SEAC Merger or the Domestications and the terms hereof shall be deemed to have been issued and paid, as applicable, in full satisfaction of all rights pertaining to such SEAC Ordinary Shares.

l.	Section 2.09(f) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(f) Any portion of the Exchange Fund that remains undistributed to SEAC Shareholders with respect to the SEAC Shareholder Consideration for twelve (12) months after the StudioCo Amalgamation Effective Time shall be delivered to PubCo, to be held for the benefit of the SEAC Shareholders, and any SEAC Shareholders who have not theretofore complied with this Section 2.09 shall thereafter look only to PubCo for the SEAC Shareholder Consideration. Any portion of the Exchange Fund with respect to the SEAC Shareholder Consideration remaining undistributed to SEAC Shareholders, as may be applicable, as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable Law, become the property of PubCo free and clear of any claims or interest of any Person previously entitled thereto.

m.	Section 2.09(g) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(g) None of the Exchange Agent, PubCo, SEAC, LG Parent, StudioCo, Studio HoldCo or any of their respective Affiliates shall be liable to any SEAC Shareholder for any SEAC Class A Ordinary Share that is subsequently deemed to be cancelled in connection with the Transactions (or dividends or distributions with respect thereto) or is otherwise delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 2.09.

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n.	The following sentence is hereby added to Section 4.12 of the Business Combination Agreement as the second sentence of such section:

As of April 11, 2024, SEAC has a total of approximately $184,377,982 in the Trust Account.

o.	The final proviso of Section 5.02(a) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

provided, that LG Parent shall be deemed to have consented in writing if it provides no response within five (5) Business Days after SEAC has made a request for such consent in writing:

p.	Section 5.02(a)(i) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(i) amend, restate, supplement or otherwise change the SEAC Organizational Documents or the SEAC Entities Organizational Documents;

q.	Section 5.02(a)(iii) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(iii) (1) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its Equity Interests, other than redemptions from the funds in the Trust Account that are required pursuant to the SEAC Organizational Documents or (2) consent to, approve or otherwise facilitate any reversal or withdrawal of a redemption from the Trust Account that would cause the Aggregate Transaction Proceeds to exceed $409,500,000;

r.	Section 7.03(a) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

The representations and warranties of SEAC contained in (x) Section 4.01, Section 4.02, Section 4.03(d), Section 4.04, Section 4.08(b)(i), Section 4.10 and Section 4.11 shall each be true and correct (without giving effect to any “materiality,” “material adverse effect” or similar qualifiers contained in any such representations and warranties) in all material respects as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.02 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), (y) Section 4.03(a), Section 4.03(b), Section 4.03(c), Section 4.08(a), Section 4.08(b)(ii) and Section 4.12 (solely with respect to the second sentence) shall each be true and correct in all respects except for de minimis inaccuracies as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent of any changes that reflect actions expressly permitted in accordance with Section 5.02 of this Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date (or later date with respect to the second sentence in Section 4.12), in which case such representation and warranty shall be true and correct as of such specified date) and (z) the other provisions of Article IV shall be true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties) as of the date hereof and as of the consummation of the SEAC Pre-Arrangement Steps as though made on and as of such date and time (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties) as of such earlier date), except in the case of this clause (z) where the failures of any such representations and warranties to be so true and correct in all respects (without giving effect to any “materiality” or similar qualifiers contained in any such representations and warranties), individually or in the aggregate, would not

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reasonably be expected to have a material adverse effect on the ability of SEAC or the SEAC Entities to consummate the Transactions.

s.	Section 7.03(e) of the Business Combination Agreement is hereby amended and restated in its entirety as follows:

(e) Aggregate Transaction Proceeds. The Aggregate Transaction Proceeds (for the avoidance of doubt, before payment of Transaction Expenses or any amounts payable pursuant to the SEAC Public Warrant Exchange) shall be equal to an amount no less than $350,000,000 and no greater than $409,500,000, or a greater amount as approved by each of SEAC and LG Parent, with at least $125,000,000 of which being held in the Trust Account (such $125,000,000 requirement to be reduced dollar for dollar for any additional PIPE Investment Amount received (or deemed received (including upon the initiation by the applicable PIPE Investor of a cash wire transfer to the account specified in the Closing Notice (as defined in the PIPE Subscription Agreement)) pursuant to any additional Subscription Agreements entered into from April 11, 2024 and the Closing in accordance with Section 6.17) (such $125,000,000 amount, as adjusted pursuant to the immediately preceding parenthetical, or such greater amount as approved by each of SEAC and LG Parent (in each of their sole discretion) the “Minimum Trust Proceeds”).

t.	All references to “Maximum Trust Proceeds” in the Business Combination Agreement is hereby replaced with “Minimum Trust Proceeds.”

u.

As previously agreed among the Parties, each of Exhibit B and Exhibit E to the Business Combination Agreement is hereby amended and restated in its entirety as set forth in Annex A and Annex B attached hereto, respectively.

2.

Effect on Business Combination Agreement. Amendment No. 1 shall amend and supersede the Business Combination Agreement and the other Transaction Documents to the extent of the terms hereof. The Business Combination Agreement and the other Transaction Documents, except as amended and superseded hereby, are and shall remain in full force and effect. In the event of a conflict of the terms of Amendment No. 1, on the one hand, and the Business Combination Agreement and the other Transaction Documents, on the other hand, the terms of Amendment No. 1 shall control. From and after the date hereof, each reference in the Business Combination Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Business Combination Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Business Combination Agreement, as modified by Amendment No. 1; provided, that, for the avoidance of doubt, references to “the date of this Agreement” shall be deemed to refer to December 22, 2023 unless otherwise expressly stated.

3.

Entire Agreement. This Amendment No. 1, together with the Business Combination Agreement and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede, except as set forth in Section 6.03(b) of the Business Combination Agreement, all prior and contemporaneous agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof, except for the Confidentiality Agreement.

4.

Counterparts; Facsimile Signatures. Amendment No. 1 may be executed by facsimile or other electronic means in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

SCREAMING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: Chief Executive Officer and Director

SEAC II CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

SEAC MERGERCO

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

1455941 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Eli Baker
Name: Eli Baker
Title: Director

[Signature Page to Amendment No. 1 to the BCA]

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer

LG SIRIUS HOLDINGS ULC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President

LG ORION HOLDINGS ULC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President

[Signature Page to Amendment No. 1 to the BCA]

Annex A

2

Annex B

3